UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2008 (May 30, 2008)

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805	13-2624428
(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue,
New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         This filing amends the Current Report on Form 8-K filed on June 2, 2008 to (i) correct the item number under which the information reported in such Form 8-K was filed and (ii) update Item 9.01 to incorporate by reference the financial statements and pro forma financial information required by such item.

Item 2.01. Completion of Acquisition or Disposition of Assets.

          The disclosure set forth under Item 8.01 of the Form 8-K filed on June 2, 2008 is incorporated herein by reference. On May 30, 2008, a wholly-owned subsidiary of JPMorgan Chase & Co. merged with and into The Bear Stearns Companies Inc. (the “Bear Stearns”), with Bear Stearns continuing as the surviving corporation and a subsidiary of JPMorgan Chase (the “Merger”). On May 31, 2008, JPMorgan Chase issued a press release announcing the completion of the Merger, a copy of which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired.

          The Consolidated Financial Statements of The Bear Stearns Companies Inc. as of November 30, 2007 and 2006, and for each of the three years in the period ended November 30, 2007, including the Report of Independent Registered Public Accounting Firm dated January 28, 2008, except for Note 23, which is as of April 11, 2008 (which report expresses an unqualified opinion and includes explanatory paragraphs referring to substantial doubt about the Company’s ability to continue as a going concern, and the adoption of Statement of Financial Accounting Standards (“SFAS”) No. 155, Accounting for Certain Hybrid Instruments, an amendment of FASB Statements No. 133 and 140 and SFAS No. 157, Fair Value Measurements) are hereby incorporated by reference to Exhibit 99.2 hereto.

          The Historical Financial Statement Schedule of condensed financial information of The Bear Stearns Companies Inc. (Parent Company Only) as of November 30, 2007 and 2006, and for each of the three years in the period ended November 30, 2007, including the Report of Independent Registered Public Accounting Firm dated January 28, 2008, except for Note 4, which is as of April 11, 2008 (which report expresses an unqualified opinion and includes explanatory paragraphs referring to substantial doubt about the Company’s ability to continue as a going concern, and the adoption of Statement of Financial Accounting Standards (“SFAS”) No. 155, Accounting for Certain Hybrid Instruments, an amendment of FASB Statements No. 133 and 140 and SFAS No. 157, Fair Value Measurements) is hereby incorporated by reference to Exhibit 99.3 hereto.

          The Unaudited Condensed Consolidated Financial Statements of The Bear Stearns Companies Inc. for the three months ended February 29, 2008 and February 28, 2007, including the Review Report of Independent Registered Public Accounting Firm dated April 14, 2008 (which report included explanatory paragraphs referring to substantial doubt about the Company’s ability to continue as a going concern, and the adoption of Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109) are hereby incorporated by reference to Exhibit 99.4 hereto.

     (b) Pro Forma Financial Information.

          Unaudited pro forma combined financial information for the three months ended March 31, 2008, and the year ended December 31, 2007 is hereby incorporated by reference to Exhibit 99.5 hereto.

(d) Exhibits
Exhibit Description
99.1	Press Release, dated May 31, 2008 (incorporated by reference to Exhibit 99.1 to JPMorgan Chase & Co.’s Current Report on Form 8-K filed June 2, 2008)

99.2	Consolidated Financial Statements of The Bear Stearns Companies Inc. as of November 30, 2007 and 2006, and for each of the three years in the period ended November 30, 2007, including the Report of Independent Registered Public Accounting Firm dated January 28, 2008, except for Note 23, which is as of April 11, 2008 (which report expresses an unqualified opinion and includes explanatory paragraphs referring to substantial doubt about the Company’s ability to continue as a going concern, and the adoption of Statement of Financial Accounting Standards (“SFAS”) No. 155, Accounting for Certain Hybrid Instruments, an amendment of FASB Statements No. 133 and 140 and SFAS No. 157, Fair Value Measurements) (incorporated by reference to Exhibit 99.1 to JPMorgan Chase & Co.’s Current Report on Form 8-K filed April 16, 2008, as amended May 6, 2008)

99.3	Historical Financial Statement Schedule of condensed financial information of The Bear Stearns Companies Inc. (Parent Company Only) as of November 30, 2007 and 2006, and for each of the three years in the period ended November 30, 2007, including the Report of Independent Registered Public Accounting Firm dated January 28, 2008, except for Note 4, which is as of April 11, 2008 (which report expresses an unqualified opinion and includes explanatory paragraphs referring to substantial doubt about the Company’s ability to continue as a going concern, and the adoption of Statement of Financial Accounting Standards (“SFAS”) No. 155, Accounting for Certain Hybrid Instruments, an amendment of FASB Statements No. 133 and 140 and SFAS No. 157, Fair Value Measurements) (incorporated by reference to Exhibit 99.2 to JPMorgan Chase & Co.’s Current Report on Form 8-K filed April 16, 2008, as amended May 6, 2008)

99.4	Unaudited Condensed Consolidated Financial Statements of The Bear Stearns Companies Inc. for the three months ended February 29, 2008 and February 28, 2007, including the Review Report of Independent Registered Public Accounting Firm dated April 14, 2008 (which report included explanatory paragraphs referring to substantial doubt about the Company’s ability to continue as a going concern, and the adoption of Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109) (incorporated by reference to Exhibit 99.4 to JPMorgan Chase & Co.’s Current Report on Form 8-K filed April 16, 2008, as amended May 6, 2008)

99.5	Unaudited pro forma combined financial information for the three months ended March 31, 2008, and the year ended December 31, 2007 (incorporated by reference to Exhibit 99.1 to JPMorgan Chase & Co.’s Current Report on Form 8-K filed June 5, 2008)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)
	By:	/s/ Anthony J. Horan
	Name:	Anthony J. Horan
	Title:	Corporate Secretary
Dated: June 6, 2008

EXHIBIT INDEX

Exhibit Description

99.1	Press Release, dated May 31, 2008 (incorporated by reference to Exhibit 99.1 to JPMorgan Chase & Co.’s Current Report on Form 8-K filed June 2, 2008)

99.2	Consolidated Financial Statements of The Bear Stearns Companies Inc. as of November 30, 2007 and 2006, and for each of the three years in the period ended November 30, 2007, including the Report of Independent Registered Public Accounting Firm dated January 28, 2008, except for Note 23, which is as of April 11, 2008 (which report expresses an unqualified opinion and includes explanatory paragraphs referring to substantial doubt about the Company’s ability to continue as a going concern, and the adoption of Statement of Financial Accounting Standards (“SFAS”) No. 155, Accounting for Certain Hybrid Instruments, an amendment of FASB Statements No. 133 and 140 and SFAS No. 157, Fair Value Measurements) (incorporated by reference to Exhibit 99.1 to JPMorgan Chase & Co.’s Current Report on Form 8-K filed April 16, 2008, as amended May 6, 2008)

99.3	Historical Financial Statement Schedule of condensed financial information of The Bear Stearns Companies Inc. (Parent Company Only) as of November 30, 2007 and 2006, and for each of the three years in the period ended November 30, 2007, including the Report of Independent Registered Public Accounting Firm dated January 28, 2008, except for Note 4, which is as of April 11, 2008 (which report expresses an unqualified opinion and includes explanatory paragraphs referring to substantial doubt about the Company’s ability to continue as a going concern, and the adoption of Statement of Financial Accounting Standards (“SFAS”) No. 155, Accounting for Certain Hybrid Instruments, an amendment of FASB Statements No. 133 and 140 and SFAS No. 157, Fair Value Measurements) (incorporated by reference to Exhibit 99.2 to JPMorgan Chase & Co.’s Current Report on Form 8-K filed April 16, 2008, as amended May 6, 2008)

99.4	Unaudited Condensed Consolidated Financial Statements of The Bear Stearns Companies Inc. for the three months ended February 29, 2008 and February 28, 2007, including the Review Report of Independent Registered Public Accounting Firm dated April 14, 2008 (which report included explanatory paragraphs referring to substantial doubt about the Company’s ability to continue as a going concern, and the adoption of Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109) (incorporated by reference to Exhibit 99.4 to JPMorgan Chase & Co.’s Current Report on Form 8-K filed April 16, 2008, as amended May 6, 2008)

99.5	Unaudited pro forma combined financial information for the three months ended March 31, 2008, and the year ended December 31, 2007 (incorporated by reference to Exhibit 99.1 to JPMorgan Chase & Co.’s Current Report on Form 8-K filed June 5, 2008)